UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 8, 2021
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud,	Switzerland	None
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

Logitech International S.A.
Apples	Switzerland
c/o Logitech Inc.
7700 Gateway Boulevard
Newark	California	94560
(Address of principal executive offices and zip code)

510	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders (the “AGM”) of Logitech International S.A. (“Logitech” or the “Company”)
was held on September 8, 2021. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2021

For	Against	Abstain	Broker Non-Votes
105,103,188	34,957	619,197	—
99.97%	0.03%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
83,757,533	16,646,573	368,927	4,984,309
83.42%	16.58%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
100,586,195	81,706	105,132	4,984,309
99.92%	0.08%	N/A	N/A

Proposal 4: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2021

For	Against	Abstain	Broker Non-Votes
98,535,242	632,802	624,765	4,984,309
99.36%	0.64%	N/A	N/A

Proposal 5.A: Re-election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
89,182,244	11,420,050	170,739	4,984,309
88.65%	11.35%	N/A	N/A

Proposal 5.B: Re-election of Ms. Wendy Becker to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,011,536	558,458	203,039	4,984,309
99.44%	0.56%	N/A	N/A

Proposal 5.C: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,218,477	397,918	156,638	4,984,309
99.60%	0.40%	N/A	N/A

Proposal 5.D: Re-election of Mr. Riet Cadonau to the Board of Directors

For	Against	Abstain	Broker Non-Votes
87,440,213	13,214,859	117,961	4,984,309
86.87%	13.13%	N/A	N/A

Proposal 5.E: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
91,234,088	9,418,206	120,739	4,984,309
90.64%	9.36%	N/A	N/A

Proposal 5.F: Re-election of Mr. Guy Gecht to the Board of Directors

For	Against	Abstain	Broker Non-Votes
93,513,658	7,138,011	121,364	4,984,309
92.91%	7.09%	N/A	N/A

Proposal 5.G: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
97,527,356	3,128,809	116,868	4,984,309
96.89%	3.11%	N/A	N/A

Proposal 5.H: Re-election of Ms. Marjorie Lao to the Board of Directors

For	Against	Abstain	Broker Non-Votes
98,310,383	2,347,811	114,839	4,984,309
97.67%	2.33%	N/A	N/A

Proposal 5.I: Re-election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,383,770	278,365	110,898	4,984,309
99.72%	0.28%	N/A	N/A

Proposal 5.J: Re-election of Mr. Michael Polk to the Board of Directors

For	Against	Abstain	Broker Non-Votes
99,460,826	1,192,961	119,246	4,984,309
98.81%	1.19%	N/A	N/A

Proposal 5.K: Re-election of Ms. Deborah Thomas to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,281,579	378,744	112,710	4,984,309
99.62%	0.38%	N/A	N/A

Proposal 6: Election of the Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
100,200,457	428,794	143,782	4,984,309
99.57%	0.43%	N/A	N/A

Proposal 7.A: Re-election of Dr. Edouard Bugnion to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
97,134,007	3,421,988	217,038	4,984,309
96.60%	3.40%	N/A	N/A

Proposal 7.B: Re-election of Mr. Riet Cadonau to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
87,365,411	13,234,635	172,987	4,984,309
86.84%	13.16%	N/A	N/A

Proposal 7.C: Re-election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
93,579,715	7,018,217	175,101	4,984,309
93.02%	6.98%	N/A	N/A

Proposal 7.D: Re-election of Mr. Michael Polk to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
96,833,553	3,763,931	175,549	4,984,309
96.26%	3.74%	N/A	N/A

Proposal 7.E: Election of Ms. Neela Montgomery to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
100,168,024	418,464	186,545	4,984,309
99.58%	0.42%	N/A	N/A

Proposal 8: Approval of Compensation for the Board of Directors for the 2021 to 2022 Board Year

For	Against	Abstain	Broker Non-Votes
98,566,500	1,750,381	456,152	4,984,309
98.26%	1.74%	N/A	N/A

Proposal 9: Approval of Compensation for the Group Management Team for Fiscal Year 2023

For	Against	Abstain	Broker Non-Votes
85,669,377	14,669,199	434,457	4,984,309
85.38%	14.62%	N/A	N/A

Proposal 10: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2022

For	Against	Abstain	Broker Non-Votes
104,466,266	1,065,615	225,461	—
98.99%	1.01%	N/A	N/A

Proposal 11: Re-election of Etude Regina Wenger and Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
100,606,893	39,179	126,961	4,984,309
99.96%	0.04%	N/A	N/A

Under the Company's Articles, abstentions are not counted towards the calculation of the majority required for passage of the proposals.
Item 8.01    Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Monday, September 20, 2021 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Tuesday, September 21, 2021, and the payment date is expected to be Wednesday, September 22, 2021. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market on September 17, 2021. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Samantha Harnett

Samantha Harnett
General Counsel and Corporate Secretary
September 10, 2021